UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 10, 2005

WHEELING ISLAND GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-81778	16-1333214
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1 South Stone Street, Wheeling, West Virginia		26003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (304) 232-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) Change of Directors and Principal Officer Positions

On May 10, 2005, Michael D. Corbin resigned as Principal Accounting Officer of Wheeling Island Gaming, Inc. (the “Company”), such resignation effective as of such date, and resigned as Vice President of Finance, such resignation effective May 16, 2005.

On May 13, 2005, Geoffry P. Andres resigned as President of the Company, such resignation effective May 27, 2005.

(c) Appointment of Principal Officers

On May 10, 2005, the Board of Directors of the Company, by written unanimous consent, appointed Dean Lawrence as Chief Financial Officer of the Company, with his duties and responsibilities to include the functions of Principal Accounting Officer of the Company.  Mr. Lawrence was appointed as Vice President of Finance in February 2005.  From 2000 to 2005 Mr. Lawrence was employed by Harrah’s Entertainment, Inc. in various financial management positions including Director of Finance for Harrah’s Louisiana Downs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.

	By:	/s/ Dean Lawrence
		Name:	Dean Lawrence
		Title:	Vice President of Finance

Date: May 16, 2005